Exhibit 10.3
Twelfth Amendment
To
Wholesale Product Purchase Agreement

THIS TWELFTH AMENDMENT TO WHOLESALE PRODUCT PURCHASE AGREEMENT (this “Twelfth Amendment”) is made as of the date the last Party executes this Twelfth Amendment (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware public benefit corporation having offices at 55 TW Alexander Dr., Durham, NC 27709. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement (as amended, the “Agreement”), dated as of January 1, 2018; and

WHEREAS, the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Exhibit A to the Agreement is hereby deleted in its entirety and is replaced with the Exhibit A attached to this Twelfth Amendment.

2.Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Twelfth Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC.

By:    _/s/ William A. Shirley______________
Print Name: _William A. Shirley_____________

Title:    _President_______________________

Date: __5/29/2024______________________
UNITED THERAPEUTICS CORPORATION By: __/s/ Chip Jackson_______________ Print Name: _Chip Jackson_______________ Title: VP Distribution and Patient Access Date: _20-Jun-2024 | 9:54:20 AM EDT ____

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